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                                                                    Exhibit 10.6

                   CONFIDENTIAL DISCLOSURE & LICENSE AGREEMENT


                  This Confidential Disclosure & License Agreement (as such agreement may be amended from time to time, the "CDL Agreement") is entered into as of March 28, 2000 by and between Cabot Corporation, a Delaware corporation ("Cabot") and Cabot Microelectronics Corporation, a Delaware corporation ("CMC"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Article 1 hereof.

         WHEREAS, in connection with the contribution of substantially all of the assets and liabilities of the MMD BUSINESS (as hereinafter defined) by Cabot to its subsidiary, CMC, and the separation of such MMD BUSINESS from Cabot's other businesses, Cabot and CMC desire to enter into this CDL Agreement concerning the obligations of the parties with respect to confidential or proprietary information, intellectual property, and other matters that are set forth below.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound, the parties agree as follows:

DEFINITIONS:

         For all purposes of this CDL Agreement, and except as otherwise expressly provided, capitalized terms used herein shall have the following meanings:

         "AFFILIATE" of any specified Person means any other Person directly or indirectly Controlling, Controlled by, or under common Control with, such specified Person; provided, however, that for purposes of this CDL Agreement,
(i) Cabot and its subsidiaries (other than CMC and its subsidiaries) shall not be considered Affiliates of CMC and (ii) CMC and its subsidiaries shall not be considered Affiliates of Cabot.

         "ANCILLARY AGREEMENTS" shall have the same meaning as set forth in the Master Separation Agreement, by and among the parties hereto, dated the date hereof (the "Master Separation Agreement").

         "MMD ASSETS" shall have the same meaning as set forth in the Master Separation Agreement.

         "CABOT BUSINESSES" means the businesses conducted by Cabot and/or any of its Affiliates at any time on or before the Contribution Date, but excluding the MMD Business.

         "CABOT CONFIDENTIAL INFORMATION" means confidential or proprietary information relating to the Cabot Businesses, including, but not limited to, any unpublished Technology, unpublished patent applications, and other confidential or proprietary technical and business information relating to the Cabot Businesses. Examples of Cabot Confidential Information include, without limitation: trade secrets and other proprietary or confidential information of Cabot relating to the Cabot Businesses; trade secrets and other proprietary or confidential information of any other person entrusted to Cabot in connection with the Cabot
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Businesses; and trade secrets and other proprietary or confidential information relating to the Cabot Businesses developed by any employee of the MMD Business prior to the Contribution Date or to which any employee of the MMD Business was provided access on or prior to the Contribution Date.

         "CMP" means chemical mechanical polishing consumables for use in the semiconductor, electronic, rigid disk and magnetic head, and flat panel display industries, such as polishing slurries, polishing pads, cleaning compositions, precursor compositions, and related consumables.

         "CONTRIBUTION DATE" means March 28, 2000.

         "CONTROL" means the possession, direct or indirect, of the power to direct or cause the direction of the management of the policies of a Person, whether through the ownership of voting securities, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have the corollary meanings ascribed thereto.

         "COPYRIGHTS" means all registered and unregistered copyrights and applications therefor.

         "MMD BUSINESS" means the business conducted by the Microelectronics Materials Division of Cabot at any time on or before the Contribution Date, either directly or indirectly through Cabot Carbon Ltd. and Cabot Specialty Chemicals International Corporation, including, but not limited to, (i) all business operations whose financial performance is reflected in the financial statement (including the notes thereto) for the period ended September 30, 1999, as set forth in the Registration Statement on form S-1, Reg. No. 333-95093, as it may be amended (the "CMC Financial Statements") and (ii) all business operations initiated or acquired by the Microelectronics Materials Division of Cabot after the date of the CMC Financial Statements.

        "MMD CONFIDENTIAL INFORMATION" means confidential or proprietary information relating exclusively to the MMD Business, including, but not limited to, any unpublished Technology, unpublished patent applications, and other confidential or proprietary technical and business information relating exclusively to the MMD Business. Examples of MMD Confidential Information include, without limitation: trade secrets and other proprietary or confidential information transferred to CMC as part of the Assets; and trade secrets and other proprietary or confidential information of any other person entrusted to Cabot solely in connection with the MMD Business on or prior to the Contribution Date.

         "PATENTS" means all patents and patent applications (including any divisions, continuations, continuations-in-part, reexaminations, extensions, renewals or reissues thereof), design registrations, utility models and similar rights and applications therefor.

         "PERSON" means an individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated association, any other entity, or any government or any department or agency or other unit thereof.

         "TECHNOLOGY" means all technology and know-how, including without limitation,

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technical information, trade secrets and knowledge, design rights (other than statutory registrations), whether included in or derived from specifications, manuals, notebooks, reports, documents, blue prints, inventions, drawings, formulae, procedures, processes, devices, software and source code and documentation therefor, flow charts, recording media, and other intangible, tangible and electronic embodiments of information.


1.       CONFIDENTIALITY

1.1 Cabot agrees to keep confidential and not disclose, and shall cause its Affiliates to keep confidential and not disclose, to any third party and not to use for any purpose not authorized by CMC, in whole or in part, any MMD Confidential Information.

1.2 CMC agrees to keep confidential and not disclose, and to cause its Affiliates to keep confidential and not disclose, to any third party and not to use for any purpose not authorized by Cabot, in whole or in part, any Cabot Confidential Information.

1.3 For purposes of this CDL Agreement, Cabot Confidential Information and MMD Confidential Information do not include, and a party and a party's Affiliates (a party and Affiliates of the party being referred to as the "receiving party") will have no obligations under this CDL Agreement, with respect to any information of the other party or any Affiliate of the other party (the other party and Affiliates of the other party being referred to as the "disclosing party") which:

         (i) in the case of Cabot, is known to Cabot from a source other than the MMD Business or CMC, as evidenced by competent proof thereof; or

         (ii) in the case of CMC, is known to CMC from a source other than Cabot Businesses, as evidenced by competent proof thereof; or

         (iii) is or becomes publicly known through no wrongful act of the receiving party (in which event the receiving party's obligations under this CDL Agreement in respect thereto shall terminate on the date such information enters the public domain); or

         (iv) is or was rightfully received by the receiving party from a third party without violation of any obligations of confidentiality and/or use restrictions owed by the third party to the disclosing party or any other party; or

         (v) is disclosed by the disclosing party to a third party without restrictions on the third party's right to use or disclose such information; or

         (vi) is independently developed by employees or consultants of the receiving party without use of or reference to the disclosing party's proprietary information; or

         (vii) is approved for release by the prior written authorization of the disclosing party.

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In addition, if the receiving party is requested or required (by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand, similar process or otherwise) to disclose any Confidential Information of the disclosing party, such receiving party will provide prompt notice to the disclosing party on such request(s) so that such disclosing party may seek any appropriate protective order and/or waive compliance with the provisions of this CDL Agreement. Failing the entry of a protective order or the receipt of a waiver hereunder, if the receiving party is in the written opinion of its attorneys legally required to disclose any of the disclosing party's Confidential Information under pain of liability for contempt or other material censure or material penalty, the receiving party may disclose such Confidential Information without liability hereunder upon notice to the disclosing party. Notwithstanding the foregoing, Cabot is permitted to disclose MMD Confidential Information as required in litigation that is pending as of the Contribution Date.


2.       ANCILLARY LICENSE GRANT BY CABOT

2.1 As of the Contribution Date, Cabot hereby grants to CMC and its Affiliates (but only so long as an Affiliate of CMC) for CMP a fully paid-up, world-wide, non-exclusive license to only such Copyrights, Patents, and Technology of Cabot that:

         (x)      are not included within the MMD Assets, AND,

         (y)      (a)      are owned by Cabot on the Contribution Date,

                  (b) do NOT relate to (i) treated or untreated fumed metal oxide particles or the manufacture or treatment of fumed metal oxide particles; or (ii) cesium chemicals or other products of Cabot's Performance Materials Division or the manufacture thereof;

                  (c) would be infringed in the case of Copyrights and Patents, or misappropriated in the case of Technology, by the manufacture, treatment, processing, handling, marketing, sale, or use of any products (excluding treated or untreated fumed metal oxide particles and cesium chemicals or other products of Cabot's Performance Materials Division) of the type sold or offered for sale by the MMD Business as of the Contribution Date, and

                  (d) were used by Cabot in connection with activities undertaken by the MMD Business on or prior to the Contribution Date.

 (The license granted in this Subsection 2.1 is hereinafter also referred to as the "Ancillary License").

2.2 All trade secrets and other confidential or proprietary Technology, unpublished Copyrights, and unpublished patent applications licensed to CMC and its Affiliates pursuant to the Ancillary License that fall within the definition of Cabot Confidential Information shall

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remain subject to the provisions of Article 1 of this CDL Agreement.

2.3 Cabot shall not assert, and shall cause its Affiliates not to assert, any of the Patents or copyrights in published copyrightable works licensed to CMC and its Affiliates under the Ancillary License against their respective customers with respect to their customers' use of CMP products manufactured and/or supplied by CMC or any of its Affiliates pursuant to the Ancillary License.

2.4 The Ancillary License does not include the right to grant sublicenses to others without the prior written authorization of Cabot. Any sublicense(s) granted by CMC or any of its Affiliates in violation of this provision shall be void, and the granting or any attempted grant by CMC or any of its Affiliates of any sublicense(s) in violation of this provision shall in particular constitute a material breach of this CDL Agreement by CMC.

2.5 Notwithstanding Section 8.6 herein, the rights of CMC and its Affiliates pursuant to this Ancillary License are personal to CMC and its Affiliates and shall not be assignable without the prior written authorization of Cabot.

2.6 In no event shall the Ancillary License be used in connection with or support of any activity that is competitive with any activity of Cabot.


3. LICENSE GRANT TO CABOT BY CMC

3.1 As of the Effective Date of this CDL Agreement, CMC hereby grants to Cabot and its Affiliates (but only so long as an Affiliate of Cabot) a fully paid-up, worldwide, non-exclusive license to Copyrights, Patents, and Technology that are among the MMD Assets, that would be infringed by the manufacture, treatment, processing, handling, marketing, sale, or use of any products or services sold or offered for sale by Cabot or any of its Affiliates for applications other than CMP.

(The license granted in this Subsection 3.1 is hereinafter also referred to as the "Cabot License").

3.2 All trade secrets and other confidential or proprietary Technology, unpublished Copyrights, and unpublished patent applications licensed to Cabot and its Affiliates pursuant to the Cabot License that fall within the definition of MMD Confidential Information shall remain subject to the provisions of
Article 1 of this CDL Agreement.

3.3 CMC shall not assert, and shall cause its Affiliates not to assert, any of the Patents or copyrights in published copyrightable works licensed to Cabot under the Cabot License against Cabot's customers with respect to their customers' use of non-CMP products manufactured and/or supplied by Cabot or its Affiliates pursuant to the Cabot License.

3.4 The Cabot License does not include the right to grant sublicenses to others without the prior written authorization of CMC. Any sublicense(s) granted by Cabot or any of its Affiliates in violation of this provision shall be void, and the granting or any attempted grant by Cabot or

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any Affiliate of Cabot of any sublicense(s) in violation of this provision shall in particular constitute a material breach of this CDL Agreement by CABOT.

3.5 Notwithstanding Section 8.6 herein, the rights of Cabot and its Affiliates pursuant to this Cabot License are personal to Cabot and its Affiliates and shall not be assignable without the prior written authorization of CMC.

3.6 In no event shall the Cabot License be used in connection with or support of any activity that is competitive with any activity of CMC.


4.       COOPERATION

4.1 The parties will do everything that is necessary or appropriate to conform to the purpose and spirit of this CDL Agreement, including, without limitation, cooperating with the other party in connection with the maintenance, enforcement and protection of the Copyrights, Patents and Technology, and executing any and all documents or instruments, or obtaining any consents, in order to assign, transfer, perfect, record, maintain, enforce or otherwise carry out the intent of the terms of this CDL Agreement.

4.2 Each party will take appropriate measures to assure the confidentiality and non-use obligations and other applicable obligations of a party pursuant to this CDL Agreement are met by its legal representatives, members of supervisory bodies, management, employees or other agents.


5.       CABOT PARTICLE AND PERFORMANCE MATERIALS TECHNOLOGY

In addition to its obligations pursuant to Section 1 above, CMC agrees, and shall cause its Affiliates to agree, not to use any information in its possession as of the Contribution Date concerning (i) Cabot's fumed metal oxide products (treated and untreated) and related manufacturing or treatment processes; (ii) cesium chemicals and other products of Cabot's Performance Materials Division and related manufacturing processes; and (iii) any information concerning the raw materials, suppliers, and/or equipment used in any such processes, including product specifications, to manufacture or have manufactured (a) treated or untreated fumed metal oxide particles and/or (b) cesium chemicals and other products of Cabot's Performance Materials Division. CMC further agrees, and shall further cause its Affiliates to agree, not to disclose same to any third party. The obligations of CMC and its Affiliates pursuant to this Section 5 shall apply to the foregoing information without regard to whether or not it falls within the exceptions set forth in Subsection
1.3 above.


6. DISPERSION INTELLECTUAL PROPERTY

6.1 Cabot hereby agrees to assign to CMC an undivided one-half joint interest in and to Cabot's rights in the Patents listed in Schedule 6.1 hereto ("Dispersion Patents") (including the

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right, subject to Section 6.10 below, to enforce Dispersion Patents, including the right to sue for past, present, and future violations thereof, and to seek and obtain relief and judgment therefor and/or to settle any such claims and to collect monies owed in connection with such judgments or settlements). Subject to the parties' respective undertakings of Sections 6.9 and 6.10, each of Cabot and CMC shall enjoy its rights as a joint owner of the Dispersion Patents in each applicable country without the consent of, and without accounting to, the other joint owner.

6.2 Cabot hereby agrees to assign to CMC an undivided one-half joint interest in and to Cabot's rights in the Technology owned by Cabot which relates to fumed metal oxide dispersions, the preparation of fumed metal oxide dispersions, quality control procedures and other testing and analytical procedures associated therewith, handling and packaging processes and procedures for such dispersions and raw materials, ISO documentation, and other information, processes, specifications, data, formulae and formulations (including, e.g., the identity and amounts of the dispersion medium, fumed metal oxide(s), other ingredients included for the purpose of preparing stable, clean, fumed metal oxide dispersions (e.g., stabilizers, surfactants, acid, base, biocide, etc.)) used in or relating to fumed metal oxide dispersions made by Cabot (including those made by the MMD Division thereof) on or prior to the Contribution Date ("Dispersion Technology"). As used herein, "Dispersion Technology" does not include ingredients and process information, the sole purpose and function of which is specific to a particular end-use application for the fumed metal oxide dispersion. Subject to the parties' respective undertakings of Sections 6.9 and 6.10, each of Cabot and CMC shall enjoy its rights as a joint owner of Dispersion Technology without the consent of, and without accounting to, the other joint owner.

6.3 As soon as reasonably practicable after the date of this CDL Agreement, CMC will deliver to Cabot, and Cabot will deliver to CMC, copies of all tangible and electronic documentation of Dispersion Technology within its possession or control (including, without limitation, that within the possession of Davies) that is reasonably required to use, and/or to develop and commercialize fumed metal oxide dispersions made with, the Dispersion Technology. Cabot and CMC, as the case may be, will further provide copies of tangible and/or electronic documentation not previously provided in response to reasonable requests from the other.

6.4 Cabot hereby agrees to assign to CMC an undivided one-half joint interest in and to Cabot's rights in the registered copyrights and pending applications for copyright registration listed in Schedule 6.4 hereto and the unpublished copyrighted works included within the Dispersion Technology ("Dispersion Copyrights"). Subject to the parties' respective undertakings of Sections 6.9 and 6.10, each of Cabot and CMC shall enjoy its rights as a joint owner of the Dispersion Copyrights in each applicable country without the consent of, and without accounting to, the other joint owner.

6.5 With respect to Dispersion Patents, Dispersion Copyrights, and Dispersion Technology (hereinafter collectively referred to as the "Dispersion Intellectual Property"), Cabot shall deliver to CMC on the Contribution Date an omnibus transfer and assignment of an undivided one-half joint interest in and to the Dispersion Intellectual Property "AS IS" and shall thereafter deliver to CMC good and sufficient instruments of conveyance and assignment, all in recordable form, for all patents, pending patent applications, registered copyrights and pending copyright applications

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with respect to any of the foregoing.

6.6 All transfer costs, taxes, and other related fees and expenses (except for Cabot's internal costs) associated with the assignment, transfer, and recordation of an undivided one-half joint interest in and to the Dispersion Intellectual Property to CMC pursuant to this CDL Agreement shall be borne by CMC.

6.7 Costs associated with the prosecution and maintenance of the Dispersion Patents shall be shared equally by Cabot and CMC. Cabot shall pay all such costs and CMC shall promptly reimburse Cabot for one-half of such costs upon presentation of appropriate supporting documentation. Neither party will knowingly take any actions or intentionally fail to take any actions which will cause the Dispersion Patents to become expired, abandoned or otherwise invalid without providing thirty (30) days advance written notice thereof to the other party. If at any time Cabot or CMC elects to not maintain any patent or application of the Dispersion Patents, the party desiring to prosecute or maintain the patent or application shall pay the entire cost thereof, and the party not desiring to prosecute or maintain the particular patent or application shall assign its rights to the particular patent or application to the party desiring to prosecute or maintain same. Decisions as to prosecuting and/or maintaining particular patents or patent applications of the Dispersion Patents shall be on a country-by-country basis, and a party's decision not to participate in prosecuting or maintaining a particular patent or application in one country shall not prejudice its right to participate in another country directed to the same patent or application.

6.8 All trade secrets, unpublished Dispersion Copyrights, unpublished patent applications of the Dispersion Patents, and other confidential or proprietary Dispersion Technology shall be deemed to be both Cabot Confidential Information and CMC Confidential Information and subject to the provisions of Article 1 of this CDL Agreement. However, notwithstanding the obligations of Article 1, Cabot and CMC shall be permitted to disclose to its respective customers, potential customers, and suppliers only such confidential Dispersion Technology as is reasonably and commercially necessary for such manufacturing, distribution, marketing and sales, provided, the third party to whom such disclosure is to be made agrees to undertake obligations of confidentiality and non-use appropriate to the circumstances. Such circumstances will include, for example, the quantity and quality of information to be disclosed, the potential and likelihood of adverse use of the information by the third party, and the like. Should a party desire to disclose any of the confidential Dispersion Technology beyond that which is reasonably and commercially necessary for the manufacture, distribution, marketing, and sales of products, the parties agree to discuss diligently and in good faith a waiver of the other party's obligations with respect thereto to the extent needed to enable that other party to undertake reasonably effective manufacturing, distribution, marketing and sales of any products.

6.9 With respect to Dispersion Intellectual Property (in which Cabot and CMC each own an undivided one-half interest), Cabot and CMC, as the case may be, agree as follows:

         (a) Cabot shall not license or assign any of such Dispersion Intellectual Property to any party (other than an Affiliate of Cabot, but only so long as an Affiliate) for use in the

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         production and/or sale or use of CMP consumables without the prior written authorization of CMC; and

         (b) CMC shall not license or assign any of such Dispersion Intellectual Property to any party (other than an Affiliate of CMC, but only so long as an Affiliate) for use in the production and/or sale or use of products for use in non-CMP applications without the prior written authorization of Cabot.

Any assignment by either Cabot or CMC of its interest in any Dispersion Intellectual Property, or any of its rights therein, to any Person (including an Affiliate) shall be subject to this Section 6.9 and other applicable provisions of this CDL Agreement.

6.10 Cabot and/or CMC, at its sole discretion, individually or jointly, may bring enforcement proceedings against an infringer of any Dispersion Intellectual Property. However, the parties shall jointly discuss any such possible enforcement proceeding prior to engaging litigation counsel in connection therewith and/or notifying the party believed to infringe. The costs of any jointly brought proceeding shall be borne equally by the parties unless otherwise agreed. The costs of any proceeding brought by an individual party shall be borne solely by that party (the "enforcing party"). The non-enforcing party agrees to cooperate with the enforcing party and will join as an indispensable party when deemed to be required by law. The enforcing party will reimburse the non-enforcing party for its costs and expenses (including attorney fees, but excluding the non-enforcing party's internal costs) for its participation. Any monies recovered by way of damages or otherwise in respect to any such proceeding shall be kept by the party which bore the costs of such proceeding; or, in the case where the parties have shared the costs, shall be shared in the same proportion as the costs, unless otherwise agreed.

6.11 CMC and Cabot each agrees to notify the other of (i) any threat or allegation made by any third party, that any Dispersion Intellectual Property, or the practice thereof, infringes any third party intellectual property rights, or (ii) any activities or threatened activities of any third party of which CMC or Cabot, as the case may be, becomes aware that infringe or will infringe upon the Dispersion Intellectual Property.


7.       DISCLAIMER

         Nothing in this CDL Agreement shall be construed as a warranty or representation that anything made, used, sold, offered for sale, or otherwise disposed of under any license granted in this CDL Agreement is or will be free from infringement of any intellectual property right of any third party including any patent, copyright, copyright registration, mask work registration, trademark, or trademark registration issued or to be issued by any country.

8.       MISCELLANEOUS

8.1 Except as otherwise set forth in this CDL Agreement, this CDL Agreement and any schedules hereto and the Master Separation Agreement and any schedules thereto shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior agreements and understandings, whether written or oral, between the parties

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with respect to such subject matter.

8.2 This CDL Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the laws regarding conflicts of laws) as to all matters, including matters of validity, construction, effect, performance and remedies.

8.3 Each of the parties hereto shall use all commercially reasonable efforts to cause to be performed all actions, agreements and obligations set forth herein to be performed by any Affiliate of such party.

8.4 All notices and other communications hereunder shall be in writing and shall be delivered in person, by telecopy, by express or overnight mail delivered by a nationally recognized air courier (delivery charges prepaid), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

(a)               If to Cabot, to:

                           Cabot Corporation
                           75 State Street
                           Boston, Massachusetts  02109
                           Attention:
                           Telecopy No.:

                           With a copy to:

                           Law Department
                           Cabot Corporation
                           75 State Street
                           Boston, Massachusetts  02109
                           Attention:
                           Telecopy No.:


(b)               If to CMC, to:

                           Cabot Microelectronics Corporation
                           870 North Commons Drive
                           Aurora, Illinois  60504
                           Attention:
                           Telecopy No.:

or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Any notice or communication delivered in person shall be deemed effective on delivery or when delivery is refused. Any notice or communication sent by telecopy or by air courier shall be deemed effective on the first Business Day at the place at which such notice or communication is received following the day on which such notice or communication was sent.

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8.5 This CDL Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. The CDL Agreement may be delivered by facsimile transmission of a signed copy thereof.

8.6 This CDL Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger of either party with another Person, neither this CDL Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that Cabot and CMC may assign their respective rights, interests, duties, liabilities and obligations under this CDL Agreement to any of their respective Affiliates, but such assignment shall not relieve Cabot or CMC, as the assignee, of its obligations hereunder. The Schedules attached hereto or referred to herein are an integral part of this CDL Agreement and are hereby incorporated into this CDL Agreement and made a part hereof as if set forth in full herein. Notwithstanding anything contained in this Agreement, Cabot and CMC shall not assign the Ancillary License, in the case of CMC, or the Cabot License, in the case of Cabot, to another Person, even upon a merger, without the prior written authorization of the other party.

8.7 All disputes arising from or in connection with this CDL Agreement, whether based on contract, tort, or otherwise (collectively, "Disputes"), shall be exclusively governed by and settled in accordance with the provisions of Section
8.8 of the Mater Separation Agreement.

8.8 Any provision of this CDL Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 The observance of any term of this CDL Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted. Unless otherwise expressly provided in this CDL Agreement, no delay or omission on the part of any party in exercising any right or privilege under this CDL Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this CDL Agreement operate as a waiver of any other right or privilege under this CDL Agreement, nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this CDL Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

8.10 This CDL Agreement may not be amended or modified in any respect except by a written agreement signed by both of the parties hereto.

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8.11 Each of the parties hereto represents to the other that (a) it has the corporate power and authority to execute, deliver and perform this CDL Agreement, (b) the execution, delivery and performance of this CDL Agreement by it has been duly authorized by all necessary corporate action, (c) it has duly and validly executed and delivered this CDL Agreement, and (d) this CDL Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

8.12 The headings contained in this CDL Agreement and in any Schedule hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this CDL Agreement. Any capitalized term used in any Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this CDL Agreement. When a reference is made in this CDL Agreement to an Article or a Section or Schedule, such reference shall be to an Article or Section of, or a Schedule to, this CDL Agreement unless otherwise indicated. After the Contribution Date, the MMD Business shall be deemed to no longer exist and all references made herein to CMC as a party which operate as of a time following the Contribution Date, shall be deemed to refer to CMC and its subsidiaries as a single party.

                                 * * * * * * * *

                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, each of the parties has caused this CDL Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

                                               CABOT CORPORATION

                                               By:   /s/  Samuel W. Bodman
                                                  ------------------------------
                                                     Name:   Samuel W. Bodman
                                                     Title:  Chairman and CEO



                                               CABOT MICROELECTRONICS
                                                CORPORATION



                                               By:   /s/  Matthew Neville
                                                  ------------------------------
                                                     Name:  Matthew Neville
                                                     Title:  President and CEO

                                  SCHEDULE 6.1

 COUNTRY                             APPLIC. NO.         FILING DATE            PATENT NO.         GRANT DATE
 -------                             -----------         -----------            ----------         ----------
ASTL              52010/90            21MR1990             625980               21MR1990
BELG              9000319             21MR1990             BR266/90             02JL1991
BRAZ              PI9001302           21MR1990             PI9001302            25NO1997
CANA              2012719-8           21MR1990             2012719              08JE1999
CHIN              90101525            21MR1990             28833                16OC1994
FRAN              9003557             20MR1990             9003557              11FE1994
GBRI              9006122.7           19MR1990             2229432              19MR1990
GERW              P4006392.5          01MR1990
INDI              869/MAS/89          29NO1989             175167               01DE1995
ITAL              19748A90            21MR1990             01239546             05NO1993
JAPA              2-68568             20MR1990             2949633              09JL1999
KORS              3705/1990           20MR1990             148692               29MY1998
MAYS              PI9000449           21MR1990
MEXI              19969               20MR1990             176811               05DE1994
TAIW              79100101            08JA1990             NI-43287             02AP1991
THAI              010174              26JA1990             7128                 11SE1997
USA               07/829609           30JA1992             5246624              21SE1993

USA               07/326891           1MR1989              5116535              26MY1992
ASTL              52009/90            21MR1990             631847               21MR1990
BELG              9000320             21MR1990             9000320              27AU1991
BRAZ              PI9001239           15MR1990             PI9001239            25NO1997
CANA              2012718-0           21MR1990             2012718              03DE1996
CHIN              90101086            28FE1990             29805                22JA1995
FRAN              9003558             20MR1990             9003558              04FE1994
GBRI              9006121.9           19MR1990             2229715              14OC1992
GERW              P4006393.3-41       01MR1990
INDI              912/MAS/89          11DE1989             175056               03NO1995
ITAL              19747A90            21MR1990             01241073             29DE1993
JAPA              2-68569             20MR1990             2935125              04JE1999
KORS              3706/1990           20MR1990             145729               06MY1998
MAYS              PI9000448           21MR1990
MEXI              19968               20MR1990             176602               14NO1994
TAIW              79102182            20MR1990             NI-44248             10MY1991
THAI              010175              26JA1990

                                  SCHEDULE 6.4






                                        None